UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2007
INTERNATIONAL FIGHT LEAGUE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21134	04-2893483

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
424 West 33rd Street, Suite 650, New York, NY 10001

(Address of Principal Executive Offices)(Zip Code)
(212) 356-4000

(Registrant’s Telephone Number
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
After the close of business on November 19, 2007, the Board of Directors of International Fight League, Inc. (the “Company”) appointed Jay Larkin as its acting Chief Executive Officer to replace Gareb Shamus, who resigned as Chairman, Chief Executive Officer and interim Chief Financial Officer of the Company at that time. The Company is conducting a search for a new chief financial officer.
Item 9.01 — Financial Statements and Exhibits
See the Exhibit Index hereto, which is incorporated by reference herein.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ Michael C. Keefe
Name:	Michael C. Keefe
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: November 20, 2007
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 20, 2007